Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events
Note 20 – Subsequent Events

In February 2019, the Company announced that it had entered into a definitive agreement with Chroma Ate Inc., a leading Taiwanese high precision test and measurement equipment provider, to issue 1,700,000 shares for a total of $16,150. In addition to the investment, it was agreed that the Company will license its triangulation technology, a metrology solution, in a fee-bearing license for non-semiconductor applications to be used by Chroma. Chroma and the Company also agreed to cooperate in potential projects for the semiconductor market based on synergies between their inspection and metrology technologies.

As part of the same agreement, the Parent agreed to sell Chroma 6,117,440 shares of the Company such that, following the closing of the transaction, Chroma will hold approximately 20.5% of the total issued and outstanding shares of the Company while the Parent will hold approximately 24%.

The Parent and Chroma agreed that the parties will vote together in the Company’s shareholders' meetings. According to this voting agreement, after the closing of the transaction, Chroma will be entitled to two seats on the Company’s Board of Directors and the Parent will be entitled to three seats.

The transaction is expected to close by the end of the second quarter of 2019, subject to the approval of the Company’s shareholders, as well as approvals by certain regulatory bodies, including the Committee on Foreign Investment in the United States (CFIUS) and the Taiwan Overseas Foreign Investment Commission (MOEAIC), and is also dependent on other customary closing conditions.